                                                                    Exhibit 10.6


                          SECOND SUPPLEMENTAL INDENTURE

                          Dated as of August 26, 2002,

                                  by and among

                                    RPM, INC.

                             RPM INTERNATIONAL INC.

                                       and

      BANK ONE, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF CHICAGO)

                                   as Trustee,

                                 relating to the

                                   INDENTURE,

                            dated as of June 1, 1995

                                 by and between

                                   RPM, INC.,

                                       and

                 The First National Bank of Chicago, as Trustee,

                                  which secures

                        7% Senior Notes due June 15, 2005

                               as supplemented by

                          FIRST SUPPLEMENTAL INDENTURE,

                               dated March 5, 1998

                                 by and between

                                   RPM, INC.,

                                       and

                 The First National Bank of Chicago, as Trustee,



                                  which secures

            Liquid Asset Notes with Coupon Exchange (Lance) Due 2008

                          SECOND SUPPLEMENTAL INDENTURE

                  THIS SECOND SUPPLEMENTAL INDENTURE, dated as of August 26, 2002 (this "Second Supplemental Indenture"), by and among RPM, INC., a corporation duly organized and existing under the laws of the State of Ohio, and having its principal business office in Medina, Ohio ("RPM"), RPM INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Delaware, and having its principal business office in Medina, Ohio ("RPM International"), as transferee successor to the assets of RPM, Inc. substantially as an entirety, and BANK ONE, N.A. (formerly known as The First National Bank of Chicago), a national banking association duly organized and existing under the laws of the United States, in its capacity as trustee, having its principal corporate trust office in Chicago, Illinois (the "Trustee") supplements that certain Indenture, dated as of June 1, 1995, as heretofore amended by that certain First Supplemental Indenture, dated as of March 5, 1998 (the Indenture, as so amended by the First Supplemental Indenture, the "Indenture"), by and between RPM and the Trustee. Words and terms used as defined words and terms herein and not otherwise defined herein shall have the meanings given them in the Indenture.

                                   WITNESSETH:

                  WHEREAS: (x) pursuant to the Indenture, RPM issued its 7% Senior Notes due June 15, 2005 and (y) pursuant to the Indenture, as amended by the First Supplemental Indenture, RPM issued its Liquid Asset Notes with Coupon Exchange ("Lances") Due 2008;

                  WHEREAS, pursuant to an Agreement and Plan of Merger by and among RPM, RPM International, and a newly formed merger subsidiary of RPM International ("Newco"), Newco will merge into RPM on and as of the Effective Date (as defined herein below) and each of the common shares of RPM will be converted into the right to receive one share of the RPM International (the "Merger Transaction");

                  WHEREAS, in connection with the Merger Transaction, RPM will also on and as of Effective Date transfer the stock of certain of its operating subsidiaries to RPM International (which will in turn transfer such stock ownership to new intermediate holding companies wholly-owned by RPM International) and retain the stock of certain other operating companies (the "Asset Transfer" and, together with the Merger Transaction, the "Transaction");

                  WHEREAS, Section 801 of the Indenture provides that RPM may transfer its properties and assets substantially as an entirety to any Person, provided that the successor Person meets certain conditions precedent provided in the Indenture, including but not limited to the assumption of the due and punctual payment of the Securities and the performance of every other Indenture covenant;

                  WHEREAS, Section 802 of the Indenture provides that upon any such transfer and assumption, the successor Person shall succeed to, and be substituted for, the Company with the same effect as if such successor had been named as the Company therein; and thereafter, RPM will be released from all obligations and covenants under the Indenture, the Securities and the Coupons; and

                  WHEREAS, Section 901 of the Indenture provides that , from time to time and at any time and without the consent or concurrence of any Holder, RPM and the Trustee may execute a Supplemental Indenture for any one or more of the purposes set forth in Section 901 thereof, including, without limitation, (x) to evidence the succession of another Person to the Company, the assumption by such successor of the covenants of the Company contained in the Indenture and in the Securities or (y) to make any amendment provided no such amendment shall materially adversely affect the interests of the Holders of any Securities then Outstanding.

                  NOW, THEREFORE, for and in consideration of the premises and other consideration the receipt of which is hereby acknowledged, it is mutually agreed as follows:

                  SECTION 1 ASSIGNMENT TO, AND ASSUMPTION BY, RPM INTERNATIONAL.

         RPM hereby conveys, transfers and assigns to RPM International on and as of the Effective Date all of its right, title and interest in and to the Indenture as amended by the First Supplemental Indenture and this Second Supplemental Indenture. RPM International hereby agrees on and after the Effective Date to be bound, as successor by assignment to RPM, by all of the terms and conditions applicable to, and covenants of RPM under, (i) the Indenture, as amended by the First Supplemental Indenture and this Second Supplemental Indenture and (ii) the Securities issued by RPM under the Indenture as amended, all to the extent provided therein. RPM International hereby (x) assumes on and after the Effective Date, for the benefit of RPM, the Trustee, each Holder and each other party to or beneficiary of the Indenture, as amended, all of the obligations of RPM under (i) the Indenture, as amended and (ii) the Securities, including the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to, all the Securities and the performance of every other covenants of the Indenture on the part of RPM to be performed or observed and (y) agrees on and after the Effective Date to provide for conversion or exchange rights in accordance with the provisions of the Securities.

                  SECTION 2.        RELEASE OF RPM.

         RPM International and the Trustee hereby acknowledge and agree that, as of the Effective Date, RPM International shall assume all of the obligations of RPM under the Indenture as described therein, RPM International will succeed to, and be substituted for, and may exercise every right and power of, RPM under the Indenture with the same force and effect as if RPM International had been named as the Company therein. Pursuant to the terms of Section 802 of the Indenture, each of RPM International and the Trustee hereby acknowledge and agree that on and after the Effective Date, and provided all of the conditions provided for in
Section 4 hereof have been satisfied, RPM will be released from all obligations and covenants applicable to RPM under the Indenture and under the Securities.


                           SECTION 3.  EFFECTIVE  DATE.  This  Second
Supplemental Indenture shall become effective on the date when the Transaction is effective; provided that, upon the occurrence of the Transaction, the conditions set forth in Section 4 have been satisfied (the "Effective Date").

                           SECTION 4.  CONDITIONS  PRECEDENT.  The
effectiveness of this Second Supplemental Indenture is subject to the satisfaction, as of the Effective Date, of the following terms:

                         (A)  NO DEFAULT.  Immediately  after giving effect to
the Transaction, no Event of Default, or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

                         (B) OFFICER'S  CERTIFICATE.  RPM International  shall
have delivered to the Trustee an Officer's Certificate, dated as of the Effective Date, certifying that such Transaction and this Second Supplement Indenture comply with Article Eight of the Indenture and that all conditions precedent provided in the Indenture relating to such transaction have been complied with.

                         (C) OPINION OF  COUNSEL.  The  Trustee  shall have
received an Opinion of Counsel, dated as of the Effective Date, to the effect that such Transaction and this Second Supplement Indenture comply with Article Eight of the Indenture and that all conditions precedent provided in the Indenture relating to such transaction have been complied with and that the execution of this Second Supplemental Indenture is authorized or permitted by the Indenture.

                  SECTION 5. COUNTERPARTS. This Second Supplemental Indenture may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original and all of which shall constitute but one and the same instrument.

                  SECTION 6. EFFECT OF SUPPLEMENT ON INDENTURE. Upon the execution of this Second Supplemental Indenture by the parties hereto, the Indenture, as supplemented thereby shall remain in full force and effect. The Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided

                  SECTION 7. GOVERNING LAW. This Second Supplemental Indenture shall be governed by the laws of the State of New York, without giving effect to the conflict of law principles thereof.

                   [balance of page left blank intentionally]

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.



[SEAL]                                 RPM, INC.

         /s/ P. Kelly Tompkins          By: /s/ Keith R. Smiley
         -----------------------        -------------------------------------
Attest:  P. Kelly Tompkins              Title: Vice President, Treasurer
         Vice President, General              -------------------------------
         Counsel and Secretary


[SEAL]                                 RPM INTERNATIONAL INC.

         /s/ P.Kelly Tompkins           By: /s/ Keith R. Smiley
        ------------------------        -------------------------------------
Attest: P. Kelly Tompkins               Title: Treasurer
        Secretary                             -------------------------------


[SEAL] BANK ONE, N.A. (formerly known as The First National Bank of Chicago), as Trustee

Attest:  /s/ Mietka Collins            By: /s/ Renee Johnson
                                         ------------------------------------
         Mietka Collins                        Renee Johnson
         Account Representative         Title: Vice President
                                               -------------------------------

STATE OF OHIO     )

                  :   SS.:

COUNTY OF MEDINA  )



                  On the 26th day of August, 2002, before me personally came Keith R. Smiley, to me known, who, being by me duly sworn, did depose and say that he is a Vice President & Treasurer of RPM, INC., a corporation organized and existing under the laws of the State of Ohio, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of the corporation; and that he signed his name thereto by like authority


                                  /s/ Karin J. Owen
                                  -------------------------------
                                  Notary Public



[NOTARIAL SEAL]                   Karin J. Owen
                                  Notary Public, State of Ohio
                                  My Commission Expires 8-29-2006
                                  (Recorded in Medina County)

STATE OF OHIO     )

                  :   SS.:

COUNTY OF MEDINA  )



                  On the 26th day of August, 2002, before me personally came Keith R. Smiley, to me known, who, being by me duly sworn, did depose and say that he is a Treasurer of RPM INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Ohio, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of the corporation; and that he signed his name thereto by like authority


                                  /s/ Karin J. Owen
                                  -------------------------------
                                  Notary Public



[NOTARIAL SEAL]                   Karin J. Owen
                                  Notary Public, State of Ohio
                                  My Commission Expires 8-29-2006
                                  (Recorded in Medina County)

STATE OF ILLINOIS       )

                        :   SS.:

COUNTY OF COOK          )



                  On the 26 day of August, 2002, before me personally came Renee Johnson, to me known, who, being by me duly sworn, did depose and say that s/he is a Vice President of Bank One, N.A., a national banking association organized and existing under the laws of the United States of America, one of the persons described in and who executed the foregoing instrument; that s/he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of the corporation; and that s/he signed her/his name thereto by like authority


                                       /s/Caesar Frank Castro
                                       -------------------------------
                                       Notary Public



[NOTARIAL SEAL]                              "OFFICIAL SEAL"
                                             Caesar Frank Castro
                                       Notary Public, State of Illinois
                                                 Cook County
                                       My Commission Expires June 6, 2005